SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2010

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement

On October 29, 2010, Bridgeline Digital, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors pursuant to which the Company sold 1,000,000 shares of common stock at a purchase price of $1.00 per share.  Joseph Gunnar & Co., LLC and Security Research Associates, Inc. served as placement agents for the transaction.  The gross proceeds to the Company at the closing of this private placement were $1,000,000.

The shares of common stock issued in the transaction are restricted securities and may be sold only pursuant to Rule 144 or in another transaction exempt from the registration requirements under the Securities Act of 1933.  Pursuant to the terms of the Purchase Agreement, the Company has agreed to provide piggyback registration rights with respect to the shares of common stock purchased in the transaction in the event the Company files a registration statement, with certain limited exceptions.

As compensation for acting as placement agent, the Company paid Joseph Gunnar & Co., LLC a cash payment of $92,500 and paid Securities Research Associates, Inc. a cash payment of $7,500.  Joseph Gunnar & Co., LLC also received a four year warrant exercisable for 64,000 shares of the Company’s common stock at a price equal to $1.45 per share.  The Company agreed to provide piggyback registration rights with respect to the shares of common stock underlying the warrant.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities that the Company filed as exhibits to this Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

The securities offered, issued and sold pursuant to the private placement were not registered under the Securities Act of 1933, as amended, by reason of an exemption from the registration requirements under Section 4(2) and/or Rule 506 of Regulation D of the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  Pursuant to the terms of the Purchase Agreement, the Company was able to rely upon the representations and warranties provided by the investors contained therein.

Item 9.01	Financial Statements and Exhibits.

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d)      Exhibits.

Exhibit No.	Exhibit Description
10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated October 29, 2010.
10.2	Form of Common Stock Purchase Warrant issued to Placement Agent, dated October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

Date: November 4, 2010	By:	/s/ Ronald M. Levenson
Ronald M. Levenson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Securities Purchase Agreement between Bridgeline Digital, Inc. and the investors named therein, dated October 29, 2010.
10.2	Form of Common Stock Purchase Warrant issued to Placement Agent, dated October 29, 2010.